3: The Calvert Fund

Calvert Social Index Series, Inc.

Calvert Social Index Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information

January 31, 2002

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus, dated January 31, 2001. The Fund's audited financial statements included in its most recent Annual Report to Shareholders, are expressly incorporated by reference, and made a part of this SAI. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Investment Policies and Risks	2
Investment Restrictions	5
Dividends, Distribution and Taxes	6
Net Asset Value	7
Calculation of Total Return	8
Purchase and Redemption of Shares	8
Advertising	9
Directors and Officers	9
Investment Advisor and Subadvisor	13
Administrative Services Agent	14
Method of Distribution	14
Transfer and Shareholder Servicing Agents	16
Portfolio Transactions	16
Personal Securities Transactions	17
Independent Accountant and Custodians	17
General Information	17
Control Persons & Principle Holders of Securities	18
Appendix	19

INVESTMENT policies AND RISKS

Foreign Securities

Investments in foreign securities may present risks not typically involved in domestic investments. The Fund may purchase foreign securities only to the extent they may be in the Calvert Social Index. The index will not have any foreign stocks in it, unless they are listed only on a U.S. exchange. Thus, there will be no foreign custody, or currency involved. However, because the issuer is located outside the U.S., such securities will still be subject to political and economic risks of the country where the issuers are located.

Temporary Defensive Positions

For temporary defensive purposes, the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Fund may invest in money market instruments of banks, whether foreign or domestic, including obligations of US branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of US banks ("Eurodollar" instruments). All such instruments must be high-quality, US dollar-denominated obligations. Although not subject to foreign currency risk since they are US dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of US issuers. See "Foreign Securities" above. The Fund's investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Tracking the Index

The process used by the Fund to attempt to track the Index relies on assessing the difference between the Fund's exposure to factors which influence returns and the Index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the Fund. The extent to which the total risk characteristics of the Fund vary from that of the Index is active risk or tracking error.

The Fund's ability to track the index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing Fund returns against Index returns, the Advisor can calculate the goodness of fit, as measured by the Coefficient of Determination or R -squared. Values in excess of 90% indicate a very high degree of correlation between the Fund and the Index. The Fund will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.

Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance. The Fund's portfolio will be invested in a manner to closely track the Index. To the extent that the Fund has investments in the Special Equities portfolio and/or the High Social Impact portfolio, the Fund may be less able to closely track the index than if it were invested only in the manner of the Index. Both of these portfolios are of limited size (not more than 1% of Fund net assets, and no investment prior to the Fund reaching $50,000,000 in net assets) so that the tracking error induced by such investments would be limited.

Small Cap Issuers

The securities of small cap issuers may be less actively traded than the securities of larger issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely-known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small cap issuers may have limited product lines, markets or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Repurchase Agreements

The Fund may purchase debt securities subject to repurchase agreements, which are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security. The Fund may have a decreased return in a repurchase agreement if the repurchase rate is less than the return the Fund might have received if it bought the instrument directly, although any cash position invested in a repurchase agreement will not be exposed to market and interest rate risk that the direct investment would have had. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

The Fund may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Fund does not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, US Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreements, the Fund may have been better off had it not entered into the agreement. However, the Fund will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Directors. In addition, the Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

High Social Impact Investments

The Fund will not purchase debt securities other than High Social Impact Investments (or money market instruments). The High Social Impact Investments program targets a percentage of the Fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These securities are unrated - they are expected to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds." These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix for a description of the ratings.) The annual return on High Social Impact Investments is between 0% and 4%. Thus, rather than earning a higher rate, as would be expected, to compensate for higher the risk (i.e., lower credit quality), they earn a rate of return that is lower than the rate currently earned by high quality U.S. Treasury securities. There is no secondary market for these securities.

The Fund expects to purchase all of its High Social Impact Investments in notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur. The Foundation maintains a certain required level of capital upon which the Fund could rely if a note were ever to default.

Futures Transactions

The Fund can use financial futures to increase or decrease its exposure to changing security prices. Futures contracts will be used only for the limited purpose of hedging the Fund's cash position; a futures contract may be purchased if the Fund has excess cash, until the Fund can get in invested in stocks replicating the Index. Similarly, if the Fund should receive a large redemption request, it could sell a futures contract to lessen the exposure to the market.

The Fund can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

If the Fund has sold futures to hedge against decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract may move more than or less than the price of the securities being hedged.

The Fund can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily cash payments with respect to its position in the event of adverse price movements.

Lending Portfolio Securities

The Fund may lend its securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned will not exceed 33 1/3% of assets. Any such loans must be secured continuously in the form of cash or cash equivalents such as US Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including social responsibility matters.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its securities only to those firms the Advisor or Subadvisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund.

The Fund may not:

    make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the US Government or its agencies or instrumentalities and repurchase agreements secured thereby.)

(3) issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of the Fund's total assets and except by engaging in reverse repurchase agreements. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.

(4) underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) invest directly in commodities or real estate, although the Fund may invest in financial futures, and in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(6) make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or portfolio securities lending. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with the Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.

Under current law, a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer, and may not acquire more than 10% of the voting securities of any issuer. Under current law, "concentrate" means the Fund cannot invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law the Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the Investment Company Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a portfolio security.

Nonfundamental Investment Restrictions

The Fund has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

The Fund may not:

(1) Under normal circumstances, invest less than 80% of its net assets in investments connoted by the Calvert Social Index™.

(2) Purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 5% of the value of the Fund's net assets.

(3) Purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities.

(4) Purchase debt securities (other than money market instruments or high social impact investments).

(5) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(6) Purchase put or call options.

(7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. The Fund does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

(8) Purchase securities that are not in the Calvert Social Index if, as a result, such securities would exceed 5% of the value of the Fund's net assets.

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

dividends, distributions, and taxes

The Fund intends to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. If for any reason the Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of September 30, 2001, were $115,227.

Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

The Fund is required to withhold 31% of any reportable dividends and long-term capital gain distributions paid and 31% reportable of each redemption transaction if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Fund: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

Many states do not tax the portion of the Fund's dividends which is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.

Dividends paid by the Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

net asset value

The public offering price of the shares of the Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value fluctuates based on the respective value of the Fund's investments. The net asset value per share for each class is determined every business day at the close of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for that class.

The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Directors.

Net Asset Value and Offering Price Per Share, as of September 30, 2001
Class A net asset value per share
($18,613,747 / 1,923,203 shares)	$9.68

Maximum sales charge, Class A
(4.75% of offering price)	.48
Offering price per share, Class A	$10.16

Class B net asset value and offering price per share	$9.60
($859,991 / 89,593 shares)

Class C net asset value and offering price per share	$9.58
($1,317,920 / 137,513 shares)

Class I net asset value and offering price per share
($4,248,892 / 436,625 shares)	$9.73

calculation of total return

The Fund may advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of the Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed per class by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period (and subtracting the deferred sales charge, if any, for Class B shares), and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the maximum sales charge ("return with maximum load"), except quotations of return "without maximum load," or "at NAV" (or "without CDSC") which do not deduct sales charge. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.

Return for the Fund's shares for the periods indicated are as follows:
For Period Ended Class A Class B Class C Class I September 30, 2001 Total Return Total Return Total Return Total Return With / Without With / Without With / Without Maximum Load CDSC CDSC
One Year	(37.44%)	(34.31%)	(38.26%)	(35.01%)	(35.66%)	(35.01%)	(34.12%)
Since Inception	(32.11%)	(29.40%)	(32.25%)	(30.00%)	(30.09%)	(30.09%)	(29.09%)

Inception date: June 30, 2000

purchase and redemption of shares

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.

The Fund has filed a notice of election under rule 18f-1 with the Commission. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the nest assets value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)

See the prospectus for more details on purchases and redemptions. Certain Class A and Class B shares may be subject to a contingent deferred sales charge which is subtracted from the redemption proceeds (see Prospectus, "Calculation of Contingent Deferred Sales Charges and

There is no sales charge on shares of any fund (portfolio or series) of the Calvert Group of Funds sold to (i) current and retired members of the Boards of Trustees/Directors of the Calvert Group of Funds, (and the Advisory Council of the Calvert Social Investment Fund); (ii) directors, officers and employees of the Advisor, Underwriter, and their affiliated companies; (iii) directors, officers and registered representatives of brokers distributing the Fund's shares, including such persons' family members; (iv) dealers, brokers, or registered investment advisors that have entered into an agreement with the Underwriter providing specifically for the use of shares of the Fund (Portfolio or Series) in particular investment programs or products (where such program or product already has a fee charged therein) made available to the clients of such dealer, broker, or registered investment advisor; and (v) trust departments of banks or savings institutions for trust clients of such bank or savings institution.

advertising

The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list its holdings or give examples of securities that may have been considered for inclusion in the Fund, whether held or not.

The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, Nelson's and The Wall Street Journal. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information, and may provide biographical information on, or quote, portfolio managers or Fund officers. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes.

Calvert is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 2001). Calvert was also the first to offer a family of socially responsible mutual fund portfolios.

Directors and OFFICERS

The Fund's Board of Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Fund's Directors and Officers.

# of Calvert
Position Position Portfolios Other
Name & with Start Principal Occupation Overseen Directorships
Date of Birth Fund Date During Last 5 Years (Not Applicable to Officers)
REBECCA ADAMSON DOB: 9/10/49	Director	2000	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	9	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. DOB: 05/09/48	Director	2000	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	Chairperson, United Methodist Services for the Aging.
FREDERICK A. DAVIE, JR. DOB: 04/15/56	Director	2001	Vice-President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	7	Empire State Pride Agenda Habitat for Humanity - NYC National Association for Alcoholism and Drug Dependancy Buckhorn Association

# of Calvert
Position Position Portfolios Other
Name & with Start Principal Occupation Overseen Directorships
Date of Birth Fund Date During Last 5 Years (Not Applicable to Officers)
JOHN GUFFEY, JR. DOB: 05/15/48	Director	2000	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC
Joy V. JOnes DOB: 7/2/50	Director	2000	Attorney and entertainment manager in New York City.	9
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Director	2000	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership.	9
  Hampshire County United Way
  Cyberlore Studies, Inc.
  Calvert Foundation
  CoopPlus of Western Mass, Inc.
  CoopPlus Energy Services, Inc.
  Stone Soup Foundation
  Meadowbrook Lane Capital, Inc.
  Ben & Jerry's Homemade, Inc.

SYDNEY AMARA MORRIS DOB: 9/7/49	Director	2000	Private practice as a mediational consultant. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship. Rev. Morris is a graduate of Harvard Divinity School.	7
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Sr. Vice-President	2000	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
CHARLES T. NASON DOB: 4/22/46	Director	2000	Vice Chairman and President of Ameritas Acacia Mutual Holding Company, and Chairman and CEO, Acacia Life Insurance Company.	7	Washington Real Estate Investment Trust Chairman, Acacia Federal Savings Bank
D. Wayne Silby, Esq. DOB: 7/20/48	Director & President	2000	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	23	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation
SUSAN walker Bender, Esq. DOB: 1/29/59	Officer	2000	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

# of Calvert
Position Position Portfolios Other
Name & with Start Principal Occupation Overseen Directorships
Date of Birth Fund Date During Last 5 Years (Not Applicable to Officers)
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	2000	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
VICTOR FRYE, Esq. DOB: 10/15/58	Officer	2000

Assistant Vice-President and Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986.

Daniel K. Hayes DOB: 09/09/50	Officer	2000	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 07/6/68	Officer	2000	Tax Compliance Officer of Calvert Group, Ltd.
reno J. Martini DOB: 01/13/50	Officer	2000	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. DOB: 8/12/47	Officer	2000	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 7/24/52	Officer	2000	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	2000	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

Mr. Guffey has been advised that the Securities and Exchange Commission ("SEC") has entered an order against him relating to his former service as a director of Community Bankers Mutual Fund, Inc. This fund is not connected with any Calvert Fund or Calvert Group, Ltd. and ceased operations in September, 1994. Mr. Guffey consented to the entry of the order without admitting or denying the findings in the order. The order contains findings that: (1) the Community Bankers Mutual Fund's prospectus and statement of additional information were materially false and misleading because they misstated or failed to state material facts concerning the pricing of fund shares and the percentage of illiquid securities in the fund's portfolio and that Mr. Guffey, as a member of the fund's board, should have known of these misstatements and therefore violated the Securities Act of 1933; (2) the price of the fund's shares sold to the public was not based on the current net asset value of the shares, in violation of the Investment Company Act of 1940 (the "Investment Company Act"); and (3) the board of the fund, including Mr. Guffey, violated the Investment Company Act by directing the filing of a materially false registration statement. The order directed Mr. Guffey to cease and desist from committing or causing future violations and to pay a civil penalty of $5,000. The SEC placed no restrictions on Mr. Guffey's continuing to serve as a Trustee or Director of mutual funds.

On October 8, 1998, Dr. Mollner declared and filed for personal bankruptcy protection under Chapter 7 of the Federal Bankruptcy Code. The cause of Dr. Mollner's financial difficulties was losses sustained in trading in the options and futures market.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Nason is an interested person of the Fund since he is an officer and director of the parent company of the Fund's advisor.

Each of the Officers is also an officer of the subsidiaries of Calvert Group, Ltd., and each of the other investment companies in the Calvert Family of Funds.

The Board of Directors has 2 standing Committees. The Governance Committee of the Board of Directors addresses matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. Each of these Committees met four times during the past fiscal year. The Disinterested Directors of the Board (Ms. Jones, Adamson, Morris, and Messrs. Baird, Mollner, Davie and Guffey) comprise both the Governance Committee and the Audit Committee.

The Directors owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2001:
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Director	Fund	By Director in Calvert Family of Funds

Richard L. Baird	$10,001-$50,000	>$100,000
Rebecca Adamson	none	$50,001-$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Joy V. Jones	$1-$10,000	$1-$10,000
Sydney A. Morris	$1-$10,000	$10,001-$50,000
Terrance J. Mollner	none	$10,001-$50,000
Barbara J. Krumsiek	none	>$100,000
Charles T. Nason	none	$10,001-$50,000
D. Wayne Silby	none	>$100,000
Fred A. Davie, Jr.	none	none

Directors of the Fund who are not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Directors' Deferred Compensation Plan. Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund''s assets, liabilities, net assets, and net income per share.

Director Compensation Table
Fiscal Year 2001	Aggregate Compensation	Pension or Retirement	Total Compensation from
(unaudited numbers)	from Registrant for Service	Benefits Accrued as part	Registrant and Fund
	as Director	of Registrant Expenses*	Complex paid to Director**
Name of Director

Rebecca Adamson	$1,000	$0	$37,430
Richard L. Baird, Jr.	$1,000	$0	$47,900
John G. Guffey, Jr.	$0	$0	$63,865
Joy V. Jones	$1,000	$1,000	$29,230
Terrence J. Mollner	$1,000	$750	$35,430
Sydney Amara Morris	$1,000	$0	$34,230
D. Wayne Silby	$1,000	$0	$76,230

*Ms. Adamson, Ms. Jones, Rev. Morris, and Messrs. Guffey and Mollner have chosen to defer a portion of their compensation. As of September 30, 2001, total deferred compensation, including dividends and capital appreciation, was $45,029.80; $51,794.50; $43,609.18; $50,611.07; and $24,559.81 for each of them, respectively.

** As of September 30, 2001, the Fund Complex consists of ten (10) registered investment companies.

investment advisor and SUBADVISOR

The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Life Insurance Company of Washington, D.C. ("Acacia"). On January 1, 1999, Acacia merged with and became a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Advisory Contract, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. The Advisor provides the Fund with investment supervision and management, and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses. See the Prospectus.

For its services, the Advisor receives an annual fee, payable monthly, of 0.225% of the Fund's average daily net assets. The Advisor has agreed to limit annual fund operating expenses (net of any expense offset arrangements) through September 30, 2002. The contractual expense cap is 0.75% for Class A, 1.75% for Class B, 1.75% for Class C and 0.375% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, taxes and capital items. The Fund has an offset arrangement with the custodian bank whereby the custodian and the transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.

The advisory fees paid to the Advisor by the Fund for the fiscal years ended September 30, 2000 and 2001 were $12,251, and $56,376, respectively. Investment advisory fees are allocated as a Portfolio-level expense based on net assets.

In reapproving the investment advisory agreements, the Board of Directors considered on a Fund-by-Fund basis the following factors: the nature and quality of the services provided by the Advisor; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing each Fund's management fee; comparative performance, fee and expense information for each of the Funds; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Funds; the effect of each Fund's growth and size on the Fund's performance and expenses; and any possible conflicts of interest. In reviewing the overall profitability of the management fee to the Funds' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Funds for which they receive compensation.

Subadvisor

World Asset Management, LLC ("Subadvisor") is controlled by Munder Capital Management. The Subadvisor receives a subadvisory fee, paid by the Advisor. The subadvisory fee, payable monthly, is 0.07% of the Fund's first $50 million average annual daily net assets managed by the Subadvisor, 0.05% of the next $50 million, and 0.03% of such assets over $100 million.

The Board of Directors reapproved the investment sub-advisory agreements between each of the sub-advisors and the Advisor based on a number of factors relating to each sub-advisor's ability to perform under its sub-advisory agreement. These factors included: the sub-advisor's management style and long-term performance record; the Fund's performance record; the sub-advisor's current level of staffing and its overall resources; the sub-advisor's financial condition; the sub-advisor's compliance systems, and any disciplinary history.

The Fund has received an exemptive order to permit the Fund and the Advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material changed in the Investment Subadvisory Agreement, the Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

administrative services agent

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

Class A, B, and C	Class I
0.225%	0.10%

The administrative services fee paid to CASC by the Fund for the fiscal years ended September 30, 2000 and 2001, were $5,815, and $42,919, respectively. Administrative services fees are allocated as a class-level expense, based on net assets.

method of distribution

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans") which permits the Fund to pay certain expenses associated with the distribution of its shares. Such expenses may not exceed, on an annual basis, 0.25% of the Fund's Class A average daily net assets. Expenses under the Fund's Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the average daily net assets of Class B and Class C, respectively. Class I has no Distribution Plan. Class A Distribution Plans reimburse CDI only for expenses it incurs, while the Class B and C Distribution Plans compensate CDI at a set rate regardless of CDI's expenses. Distribution Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons, and, for Class B, interest and finance charges.

The Fund's Distribution Plans were approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Directors. In establishing the Plans, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

The Plans may be terminated by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of the Fund. If the Fund should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including a majority of the non-interested Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Directors.

Apart from the Plans, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund. The Advisor and/or CDI agreed to pay certain firms compensation based on sales of Fund shares or assets held in those firms' Fund accounts for their marketing and distribution of the Fund shares, above the usual sales charges and service fees. This list may be changed from time to time. As of December 31, 2001, the Advisor and/or CDI had special arrangements with the following firms:

Fidelity, Morgan Stanley, Prudential Securities, Salomon Smith Barney, American Express Financial Advisors, Merrill Lynch, PaineWebber and The Advisors Group.

The Fund has entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Fund based on the average daily net assets of the Fund's respective Classes. These fees are paid pursuant to the Fund's Distribution Plan. Total Distribution Plan Expenses paid to CDI by the Fund for the fiscal year ended September 30, 2001 were $32,487 for Class A, $5,140 for Class B and $7,813 for Class C. For the fiscal year ended September 30, 2001, the Fund's Distribution Plan expenses for each class were spent for the following purposes:
	Class A	Class B	Class C
Compensation to broker-dealers	$23,799	$3,871	$7,813
Compensation to sales personnel	$1,252	$1,269	$0
Advertising	$6,232	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$1,204	$0	$0
Compensation to underwriters	$0	$0	$0
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

Dealer Reallowance (ClassA)

Shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last fiscal year was:

Fiscal Year	2000		2001
	Gross	Net	Gross	Net
Class A	$21,937	$7,791	$48,997	$12,805
Class B	$0	$0	$0	$378
Class C	$0	$0	$0	$605

Fund Directors and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus.

transfer and shareholder servicing agents

Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act aNational Financial Data Services, Inc. ("NFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent, and dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning thei accounts;certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions;, and daily updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterl.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd. and Acacia, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts. For such services,

For these services, NFDS and CSSI receive a fee based on the number of shareholder accounts and transactions.

portfolio transactions

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Fund's Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Directors.

Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor/Subadvisor obligation to seek best execution. The Advisor/ Subadvisor may also consider sales of Fund shares as a factor in the selection of brokers, again, subject to best execution (i.e., the Fund will not "pay up" for such transactions.)

For fiscal years ended September 30, 2000 and 2001, total brokerage commissions paid were $1,495 and $9,978, respectively.

The Fund did not pay any brokerage commissions to affiliated persons during the last two fiscal years.

While the Fund's Advisor and Subadvisor(s) select brokers primarily on the basis of best execution, in some cases they may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisor(s) of the Fund. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the Advisor or Subadvisor(s), the Fund or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

For the periods ended September 30, 2000 and 2001, the portfolio turnover rates of the Fund were 10% and 13%, respectively.

Personal securities transactions

The Fund, its Advisors, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that maybe purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

independent accountant and custodians

Arthur Andersen LLP, has been selected by the Board of Directors to serve as independent accountants for fiscal year 2002. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. Allfirst Financial, Inc., 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

general information

The Fund is a series of Calvert Social Index Series, Inc., an open-end management investment company organized as a Maryland corporation on April 7, 2000. The Fund is diversified.

Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers four separate classes of shares: Class A, Class B, Class C, and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of a Fund you own. Matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

control persons and principal holders of securities

As of January 1, 2002, the following shareholders owned 5% or more of the outstanding voting securities of the class of the Fund as shown:
Name & Address	% of Ownership

Ameritas Life Insurance Corp.	50.46% of Class A
Separate Account Dev.
PO Box 81889
Lincoln, NE 68501-1889

Charles Schwab & Co. Inc.	21.87% of Class A
Reinvest Acct
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF &S for the Sole Benefit of its Customers	17.99% of Class B
Attn: Fund Administration 97307
4800 Deer Lake Dr E FL 3
Jacksonville, FL 32246-6484

Joan Sturgis & David N Mann MD JTWROS	6.31% of Class B
179 Winsor Place
Brooklyn, NY 11215-5917

MLPF &S for the Sole Benefit of its Customers	61.61% of Class C
Attn: Fund Administration 97307
4800 Deer Lake Dr E FL 3
Jacksonville, FL 32246-6484

Ameritas Life Insurance Corp.	76.60% of Class I
Attn: Tina Udell
PO Box 81889
Lincoln, NE 68501-1889

Ronald Alexander & Barbara Gallo Trustees	23.39% of Class I
U/A DTD 01-27-1993
Union Benefits Trust
390 Worthington Road
Westerville, OH 43082-8328

appendix

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Corporate Bonds:

Description of Moody's Investors Service Inc.'s/Standard & Poor's bond ratings:

Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.

Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.

Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. The higher the degree of speculation, the lower the rating. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C/C: This rating is only for income bonds on which no interest is being paid.

D: Debt in default; payment of interest and/or principal is in arrears.

Commercial Paper:

MOODY'S INVESTORS SERVICE, INC.:

The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.

STANDARD & POOR'S CORPORATION:

Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.

The Fund May also rely on ratings by any other NRSRO, such as Fitch International Rating Agency.

LETTER OF INTENT

Date

Calvert Distributors, Inc.

4550 Montgomery Avenue

Bethesda, MD 20814

Ladies and Gentlemen:

By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

I intend to invest in the shares of__________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

__ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

The commission allowed by Calvert Distributors, Inc. to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Dealer Name of Investor(s)

By
Authorized Signer Address

Date Signature of Investor(s)

Date Signature of Investor(s)

INVESTMENT ADVISOR

Calvert Asset Management Company, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

Shareholder Service

Calvert Shareholder Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

TRANSFER AGENT

National Financial Data Services, Inc.

330 West 9th Street

Kansas City, Missouri 64105

INDEPENDENT accountants

Arthur Andersen LLP

1601 Market Street

Philadelphia, PA 19103